Exhibit 99.1

NuScale Power and Spring Valley Acquisition Corp. Announce $15 Million PIPE Investment from Nucor

Investment from the preeminent U.S. steel manufacturer increases total committed PIPE investment to $236 million

In total since the merger announcement in December, $165 million of NuScale equity has been secured in PIPE commitments or sold at ~$10 per share, including $55 million in PIPE commitments and Fluor’s $110 million secondary sale to JBIC

PORTLAND, Ore. – NuScale Power, LLC (“NuScale” or the “Company”), the industry-leading provider of proprietary and innovative advanced nuclear small modular reactor (“SMR”) technology, and Spring Valley Acquisition Corp. (NASDAQ: SV, SVSVW) (“Spring Valley”), a publicly traded special purpose acquisition company, today announced that Nucor Corporation (NYSE: NUE) (“Nucor”) has committed to a $15 million private investment in public equity (“PIPE”) in furtherance of the NuScale-Spring Valley business combination. This increases the total PIPE commitment for this transaction to $236 million.

Nucor is the largest and most diversified steel and steel products company in North America. Headquartered in Charlotte, North Carolina, Nucor has more than 300 operating facilities and is also North America’s largest recycler, processing approximately 20 million tons of ferrous scrap annually to produce new steel that is 100% recyclable at the end of its useful life.

“The world’s need for a diverse mix of clean energy has never been more apparent, and we are thrilled to welcome Nucor and look forward to exploring potential opportunities with utilities across Nucor’s steelmaking footprint,” said John Hopkins, President and Chief Executive Officer of NuScale. “NuScale continues to build an impressive and diverse group of investors and strategic partners who recognize the compelling value of our carbon-free energy solution and our leading position in the global SMR race.”

Nucor President and Chief Executive Officer Leon Topalian said, “Sustainability is driving the business decisions of leading companies around the world. As America’s largest steel producer and a significant energy consumer, we are looking for safe and reliable sources of power generation that are consistent with our sustainability goals. The continued development of small modular nuclear reactors is critical to ensure our nation has carbon-free, baseload power, which is why we are making this investment in NuScale.”

NuScale is the provider of a proprietary and innovative advanced nuclear power solution, the NuScale Power Module™ (“NPM”), which is the only viable, near-term deployable SMR technology. NuScale’s NPM can serve as a reliable, carbon-free source of power that complements renewable sources such as wind, solar and hydropower generation. The NPM can provide consistent baseload power with available load-following, no matter the time of day, weather or season. Its unique design and safety features allow it to be easily integrated into electric grids or used in a variety of industrial applications, such as water desalination, commercial-scale hydrogen production and carbon-capture technology.

With this additional $15 million PIPE commitment from Nucor, NuScale and Spring Valley have secured $55 million in additional PIPE funding since announcing their initial business combination agreement in December 2021. In March, SailingStone Capital Partners committed to a $10 million PIPE investment, following the February announcement of the satisfaction of the previously disclosed contingency with respect to $30 million of the PIPE commitment from Samsung C&T Corporation which ensured that, pending satisfaction of remaining closing conditions, the minimum cash threshold for the business combination can be met. Including Fluor’s $110 million secondary sale to JBIC, $165 million of NuScale equity has been secured in PIPE commitments or sold by Fluor at approximately $10 per share since the announcement in December.

The $236 million in total PIPE proceeds, along with more than $232 million in Spring Valley’s trust account subject to redemptions by Spring Valley’s shareholders, will be used to bolster and accelerate the commercialization of NuScale’s SMR technology.

The transaction is expected to close in the second quarter of 2022 and is subject to approval by Spring Valley’s shareholders as well as other customary closing conditions.

About NuScale Power

NuScale Power has developed a new modular light water reactor nuclear power plant to supply energy for electrical generation, district heating, desalination, hydrogen production and other process heat applications. This groundbreaking small modular reactor (SMR) technology is offered in scalable sizes, including a VOYGR™-12 power plant, which includes 12 (77 MWe) NuScale Power Modules™ (NPM), using a safer, smaller, and scalable version of pressurized water reactor technology. NuScale also offers smaller power plant solutions, the four-module VOYGR-4 (308 MWe) and six-module VOYGR-6 (462 MWe), though others will be possible. With an array of flexible power options, NuScale is poised to meet the diverse energy needs of customers across the world. The majority investor in NuScale is Fluor Corporation, a global engineering, procurement, and construction company with more than 70 years supporting nuclear projects.

NuScale is headquartered in Portland, OR and has offices in Corvallis, OR; Rockville, MD; Charlotte, NC; Richland, WA; and London, UK. Follow us on Twitter: @NuScale_Power, Facebook: NuScale Power, LLC, LinkedIn: NuScale-Power, and Instagram: nuscale_power. Visit NuScale Power's website.

On December 14, 2021, NuScale announced a definitive business combination agreement with Spring Valley Acquisition Corp. (Nasdaq: SV, SVSVW). Upon the closing of the business combination, NuScale will become publicly traded under the new ticker symbol “SMR.” Additional information about the transaction can be viewed here: https://www.nuscalepower.com/about-us/investors

About Spring Valley Acquisition Corp.

Spring Valley Acquisition Corp. (NASDAQ: SV, SVSVW) is a special purpose acquisition company formed for the purpose of entering into a merger or similar business combination with one or more businesses or entities focusing on sustainability, including clean energy and storage, smart grid/efficiency, environmental services and recycling, mobility, water and wastewater management, advanced materials and technology enabled services. Spring Valley’s sponsor is supported by Pearl Energy Investment Management, LLC, a Dallas, Texas based investment firm that focuses on partnering with best-in-class management teams to invest in the North American energy industry.

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About Nucor

Nucor and its affiliates are manufacturers of steel and steel products, with operating facilities in the United States, Canada and Mexico. Products produced include: carbon and alloy steel -- in bars, beams, sheet and plate; hollow structural section tubing; electrical conduit; steel racking; steel piling; steel joists and joist girders; steel deck; fabricated concrete reinforcing steel; cold finished steel; precision castings; steel fasteners; metal building systems; insulated metal panels; steel grating; and wire and wire mesh. Nucor, through The David J. Joseph Company, also brokers ferrous and nonferrous metals, pig iron and hot briquetted iron / direct reduced iron; supplies ferro-alloys; and processes ferrous and nonferrous scrap. Nucor is North America's largest recycler.

No Offer or Solicitation

This release does not constitute an offer to sell or a solicitation of an offer to buy, or the solicitation of any vote or approval in any jurisdiction in connection with a proposed potential business combination among Spring Valley and NuScale or any related transactions, nor shall there be any sale, issuance or transfer of securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful. Any offering of securities or solicitation of votes regarding the proposed transaction will be made only by means of a proxy statement/prospectus that complies with applicable rules and regulations promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and Securities Exchange Act of 1934, as amended, or pursuant to an exemption from the Securities Act or in a transaction not subject to the registration requirements of the Securities Act.

Forward Looking Statements

This release may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical facts. These forward-looking statements are inherently subject to risks, uncertainties and assumptions. Such forward-looking statements include, but are not limited to, information concerning the timing and anticipated results of the proposed Business Combination. Actual results may differ materially as a result of a number of factors, including those factors discussed in Spring Valley’s final prospectus dated November 25, 2020 and in the Registration Statement under the heading “Risk Factors,” and other documents Spring Valley has filed, or will file, with the SEC. Caution must be exercised in relying on these and other forward-looking statements. Due to known and unknown risks, NuScale’s results may differ materially from its expectations and projections. While Spring Valley and NuScale may elect to update these forward-looking statements at some point in the future, Spring Valley and NuScale specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Spring Valley’s and NuScale’s assessments of any date subsequent to the date of this release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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Additional Information and Where to Find It

The proposed Business Combination will be submitted to shareholders of Spring Valley for their approval. The Registration Statement that Spring Valley has filed with the SEC includes a proxy statement/prospectus, which will be distributed to Spring Valley’s shareholders in connection with Spring Valley’s solicitation of proxies for the vote on the proposed Business Combination. After the Registration Statement has been declared effective, Spring Valley will mail the proxy statement/prospectus to Spring Valley shareholders as of the record date established for voting on the proposed Business Combination and other matters to be presented at the special meeting of Spring Valley shareholders. Spring Valley’s shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus and any amendments thereto because these documents contain important information about Spring Valley, NuScale and the proposed Business Combination. Shareholders may also obtain a copy of the proxy statement/prospectus, as well as other documents filed with the SEC regarding the proposed Transaction and other documents filed with the SEC by Spring Valley, without charge, at the SEC’s website located at www.sec.gov. A link to the Registration Statement, as well as other information related to the transaction, can be found on the “Investors” section of NuScale’s website at www.nuscalepower.com/about-us/investors.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Spring Valley Acquisition Corp.:
www.sv-ac.com
Robert Kaplan
Investors@sv-ac.com

Investor inquiries:
Gary Dvorchak, The Blueshirt Group for NuScale
ir@nuscalepower.com

Media inquiries:
Ryan Dean, NuScale
media@nuscalepower.com

Max Gross, Finsbury Glover Hering for NuScale
max.gross@fgh.com

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